Exhibit 99.2

Supplemental Financial Information

Fourth Quarter 2022

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Senior Health segment - financial results, financial analysis, and key statistics	13
Corporate & Other Distributed Products segment - financial results	14
Investment portfolio	15-17
Five-year historical key statistics	18

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2021.

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Preface	PRIMERICA, INC. Financial Supplement

Fourth Quarter 2022

This document is a financial supplement to our fourth quarter 2022 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•
Operating adjustments exclude the impact of investment gains/losses, including credit impairments, mark-to-market (MTM) investment adjustments, loss on the extinguishment of debt, transaction-related expenses/recoveries associated with the purchase of e-TeleQuote Insurance, Inc. and subsidiaries (collectively, “e-TeleQuote”), adjustments to share-based compensation expense for shares exchanged in the business combination, and non-cash goodwill impairment charges. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated the Company's insurance operations. We exclude the loss on the extinguishment of debt, e-TeleQuote transaction-related expenses/recoveries, and non-cash goodwill impairment charges in our non-GAAP financial measures as such expenses are non-recurring items that will cause incomparability between period-over-period results. We exclude adjustments to share-based compensation expense for shares exchanged in the business combination to eliminate period-over-period fluctuations that may obscure comparisons of operating results primarily due to the volatility of changes in the fair value of shares which were acquired for no additional consideration. Adjusted operating income before income taxes and adjusted net operating income exclude income attributable to the noncontrolling interest to present only the income that is attributable to stockholders of the Company.

•
Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•
IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,096,703	$3,133,860	$3,431,825	$3,056,395	$3,277,830	$3,191,154	$3,048,974	$2,981,598	$3,141,919
Securities held to maturity	1,346,350	1,362,210	1,368,740	1,376,090	1,379,100	1,390,310	1,415,940	1,433,760	1,444,920
Total investments and cash	4,443,053	4,496,070	4,800,565	4,432,485	4,656,930	4,581,464	4,464,914	4,415,358	4,586,839
Due from reinsurers	4,273,904	4,345,483	4,239,510	4,278,322	4,268,419	4,240,481	4,069,039	4,033,897	4,015,909
Deferred policy acquisition costs	2,629,644	2,712,169	2,808,347	2,877,921	2,943,782	2,994,367	3,028,511	3,049,102	3,081,886
Goodwill	—	—	—	224,180	179,154	179,154	187,707	127,707	127,707
Other assets	899,165	921,236	925,621	1,330,620	1,274,946	1,242,457	1,219,847	1,209,471	1,230,820
Separate account assets	2,659,520	2,638,901	2,745,827	2,672,606	2,799,992	2,696,891	2,358,987	2,206,608	2,305,717
Total assets	$14,905,286	$15,113,858	$15,519,871	$15,816,135	$16,123,222	$15,934,813	$15,329,005	$15,042,143	$15,348,877

Liabilities:
Future policy benefits	$6,790,557	$6,885,115	$6,984,272	$7,057,599	$7,138,649	$7,216,597	$7,276,278	$7,314,688	$7,390,800
Other policy liabilities	984,612	1,020,349	977,373	1,054,925	1,103,642	1,108,047	999,789	1,005,195	1,037,440
Income taxes	223,496	235,233	204,197	260,264	241,311	217,326	164,971	129,347	128,333
Other liabilities	618,874	633,719	641,025	668,643	669,631	683,865	646,660	659,582	626,776
Debt obligations	374,415	374,511	499,606	514,702	607,102	598,303	592,504	592,705	592,905
Surplus note	1,345,772	1,361,648	1,368,194	1,375,559	1,378,585	1,389,811	1,415,457	1,433,293	1,444,469
Payable under securities lending	72,154	87,190	80,613	105,264	94,529	93,171	96,603	80,754	100,938
Separate account liabilities	2,659,520	2,638,901	2,745,827	2,672,606	2,799,992	2,696,891	2,358,987	2,206,608	2,305,717
Total liabilities	13,069,401	13,236,666	13,501,107	13,709,563	14,033,442	14,004,011	13,551,249	13,422,171	13,627,379

Redeemable noncontrolling interest	$—	$—	$—	$7,631	$7,271	$4,616	$2,233	$—	$—

Stockholders’ equity:
Common stock ($0.01 par value) (1)	393	394	394	395	394	388	378	370	368
Paid-in capital	(0)	8,138	12,880	17,454	5,224	(0)	(0)	(0)	(0)
Retained earnings	1,705,786	1,785,037	1,894,539	1,988,324	2,004,506	1,980,467	1,948,244	1,887,952	1,973,403
Treasury stock	—	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	128,128	77,053	96,990	84,701	63,775	(66,439)	(175,746)	(252,913)	(240,869)
Cumulative translation adjustment	1,578	6,570	13,960	8,068	8,611	11,769	2,648	(15,437)	(11,404)
Total stockholders’ equity (2)	1,835,885	1,877,192	2,018,764	2,098,941	2,082,510	1,926,185	1,775,524	1,619,971	1,721,498
Total liabilities and stockholders' equity	$14,905,286	$15,113,858	$15,519,871	$15,816,135	$16,123,222	$15,934,813	$15,329,005	$15,042,143	$15,348,877

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,835,885	$1,877,192	$2,018,764	$2,098,941	$2,082,510	$1,926,185	$1,775,524	$1,619,971	$1,721,498
Less: Net unrealized gains (losses)	128,128	77,053	96,990	84,701	63,775	(66,439)	(175,746)	(252,913)	(240,869)
Adjusted stockholders’ equity	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735	$1,992,624	$1,951,270	$1,872,885	$1,962,368

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,614,688	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735	$1,992,624	$1,951,270	$1,872,885
Net Income attributable to Primerica, Inc.	100,084	97,872	128,162	112,456	34,868	81,418	107,947	51,807	131,840
Shareholder dividends	(15,851)	(18,620)	(18,660)	(18,671)	(18,686)	(21,645)	(21,178)	(20,571)	(20,389)
Retirement of shares and warrants	(13,426)	(5,966)	(521)	(88)	(18,829)	(103,862)	(127,963)	(97,515)	(32,098)
Net foreign currency translation adjustment	16,398	4,992	7,390	(5,892)	543	3,158	(9,121)	(18,086)	4,034
Other, net	5,864	14,105	5,264	4,662	6,597	14,820	8,961	5,979	6,096
Balance, end of period	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735	$1,992,624	$1,951,270	$1,872,885	$1,962,368

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,532,409	$2,629,644	$2,712,169	$2,808,347	$2,877,921	$2,943,782	$2,994,367	$3,028,511	$3,049,102
General expenses deferred	9,510	10,558	10,055	9,248	9,062	9,519	9,321	9,726	9,283
Commission costs deferred	128,084	134,188	136,085	129,287	124,515	123,739	119,794	119,734	113,479
Amortization of deferred policy acquisition costs	(53,342)	(66,105)	(54,286)	(62,214)	(68,575)	(86,063)	(85,379)	(90,925)	(93,776)
Foreign currency impact and other, net	12,984	3,884	4,324	(6,748)	858	3,390	(9,593)	(17,943)	3,797
Balance, end of period	$2,629,644	$2,712,169	$2,808,347	$2,877,921	$2,943,782	$2,994,367	$3,028,511	$3,049,102	$3,081,886

(1) Outstanding common shares exclude restricted stock units.

(2) Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

YOY Q4	YOY YTD
(Dollars in thousands, except per-share data)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$/# Change	% Change	YTD 2021	YTD 2022	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	39,455,948	39,530,691	39,560,786	39,568,470	39,221,003	38,385,520	37,438,254	36,973,967	(2,594,503)	-6.6%	39,529,786	37,996,978	(1,532,808)	-3.9%

Net income attributable to Primerica, Inc.	$97,872	$128,162	$112,456	$34,868	$81,418	$107,947	$51,807	$131,840	$96,972	nm	$373,357	$373,012	$(345)	-0.1%
Less income attributable to unvested participating securities	(417)	(525)	(458)	(141)	(337)	(477)	(244)	(632)	(491)	nm	(1,533)	(1,684)	(151)	-9.8%
Net income used in computing basic EPS	$97,455	$127,636	$111,997	$34,728	$81,081	$107,470	$51,563	$131,209	$96,481	nm	$371,824	$371,329	$(495)	-0.1%
Basic earnings per share	$2.47	$3.23	$2.83	$0.88	$2.07	$2.80	$1.38	$3.55	$2.67	nm	$9.41	$9.77	$0.37	3.9%

Adjusted net operating income	$97,129	$129,355	$118,708	$117,007	$83,333	$110,701	$113,928	$129,924	$12,917	11.0%	$462,199	$437,886	$(24,313)	-5.3%
Less operating income attributable to unvested participating securities	(414)	(530)	(484)	(472)	(345)	(490)	(537)	(622)	(150)	-31.9%	(1,898)	(1,977)	(79)	-4.1%
Adjusted net operating income used in computing basic operating EPS	$96,715	$128,825	$118,224	$116,535	$82,988	$110,212	$113,391	$129,302	$12,767	11.0%	$460,301	$435,909	$(24,392)	-5.3%
Basic adjusted operating income per share	$2.45	$3.26	$2.99	$2.95	$2.12	$2.87	$3.03	$3.50	$0.55	18.7%	$11.64	$11.47	$(0.17)	-1.5%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	39,455,948	39,530,691	39,560,786	39,568,470	39,221,003	38,385,520	37,438,254	36,973,967	(2,594,503)	-6.6%	39,529,786	37,996,978	(1,532,808)	-3.9%
Dilutive impact of contingently issuable shares	124,505	121,595	117,923	122,929	110,941	115,058	102,810	107,245	(15,684)	-12.8%	121,738	109,014	(12,724)	-10.5%
Shares used to calculate diluted EPS	39,580,453	39,652,286	39,678,709	39,691,399	39,331,944	38,500,578	37,541,064	37,081,212	(2,610,187)	-6.6%	39,651,524	38,105,992	(1,545,532)	-3.9%

Net income attributable to Primerica, Inc.	$97,872	$128,162	$112,456	$34,868	$81,418	$107,947	$51,807	$131,840	$96,972	nm	$373,357	$373,012	$(345)	-0.1%
Less income attributable to unvested participating securities	(416)	(524)	(457)	(140)	(337)	(476)	(244)	(630)	(490)	nm	(1,529)	(1,680)	(151)	-9.9%
Net income used in computing diluted EPS	$97,456	$127,638	$111,998	$34,728	$81,081	$107,471	$51,563	$131,210	$96,482	nm	$371,828	$371,332	$(495)	-0.1%
Diluted earnings per share	$2.46	$3.22	$2.82	$0.87	$2.06	$2.79	$1.37	$3.54	$2.66	nm	$9.38	$9.74	$0.37	3.9%

Adjusted net operating income	$97,129	$129,355	$118,708	$117,007	$83,333	$110,701	$113,928	$129,924	$12,917	11.0%	$462,199	$437,886	$(24,313)	-5.3%
Less operating income attributable to unvested participating securities	(413)	(529)	(483)	(471)	(344)	(488)	(536)	(621)	(150)	-31.9%	(1,893)	(1,972)	(79)	-4.2%
Adjusted net operating income used in computing diluted operating EPS	$96,717	$128,827	$118,225	$116,536	$82,988	$110,213	$113,392	$129,303	$12,767	11.0%	$460,306	$435,914	$(24,393)	-5.3%
Diluted adjusted operating income per share	$2.44	$3.25	$2.98	$2.94	$2.11	$2.86	$3.02	$3.49	$0.55	18.8%	$11.61	$11.44	$(0.17)	-1.5%

YOY Q4	YOY YTD
Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$/# Change	% Change	YTD 2021	YTD 2022	$/# Change	% Change
Annualized Return on Equity
Average stockholders' equity (1)	$1,856,539	$1,947,978	$2,058,852	$2,090,726	$2,004,348	$1,850,855	$1,697,748	$1,670,735	$(419,991)	-20.1%	$1,988,524	$1,805,921	$(182,603)	-9.2%
Average adjusted stockholders' equity (1)	$1,753,948	$1,860,956	$1,968,007	$2,016,488	$2,005,679	$1,971,947	$1,912,077	$1,917,626	$(98,862)	-4.9%	$1,899,850	$1,951,832	$51,983	2.7%

Net income attributable to Primerica, Inc. return on stockholders' equity	21.1%	26.3%	21.8%	6.7%	16.2%	23.3%	12.2%	31.6%	24.9%	nm	18.8%	20.7%	1.9%	nm
Net income attributable to Primerica, Inc. return on adjusted stockholders' equity	22.3%	27.5%	22.9%	6.9%	16.2%	21.9%	10.8%	27.5%	20.6%	nm	19.7%	19.1%	-0.5%	nm

Adjusted net operating income return on adjusted stockholders' equity	22.2%	27.8%	24.1%	23.2%	16.6%	22.5%	23.8%	27.1%	3.9%	nm	24.3%	22.4%	-1.9%	nm

Capital Structure
Debt-to-capital (2)	16.6%	19.8%	19.7%	22.6%	23.7%	25.0%	26.8%	25.6%	3.0%	nm	22.6%	25.6%	3.0%	nm
Debt-to-capital, excluding AOCI (2)	17.3%	20.8%	20.4%	23.2%	23.2%	23.3%	23.9%	23.1%	-0.1%	nm	23.2%	23.1%	-0.1%	nm

Cash and invested assets to stockholders' equity	2.4	x	2.4	x	2.1	x	2.2	x	2.4	x	2.5	x	2.7	x	2.7	x	0.4	x	nm	2.2	x	2.7	x	0.4	x	nm
Cash and invested assets to adjusted stockholders' equity	2.5	x	2.5	x	2.2	x	2.3	x	2.3	x	2.3	x	2.4	x	2.3	x	0.0	x	nm	2.3	x	2.3	x	0.0	x	nm

Share count, end of period (3)	39,414,085	39,443,561	39,470,748	39,367,754	38,751,885	37,768,052	37,026,600	36,824,428	(2,543,326)	-6.5%	39,367,754	36,824,428	(2,543,326)	-6.5%
Adjusted stockholders' equity per share	$45.67	$48.72	$51.03	$51.28	$51.42	$51.66	$50.58	$53.29	$2.01	3.9%	$51.28	$53.29	$2.01	3.9%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1	A1	A1	A1	A1	A1	A1	A1	nm	nm	nm	nm	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	nm	nm	nm	nm	nm	nm
A.M. Best	A+	A+	A+	A+	A+	A+	A+	A+	nm	nm	nm	nm	nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa1	Baa1	Baa1	Baa1	Baa1	Baa1	Baa1	Baa1	nm	nm	nm	nm	nm	nm
S&P	A-	A-	A-	A-	A-	A-	A-	A-	nm	nm	nm	nm	nm	nm
A.M. Best	a-	a-	a-	a-	a-	a-	a-	a-	nm	nm	nm	nm	nm	nm

(1) Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity.

(2) Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.

(3) Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$762,227	$780,299	$785,277	$794,344	$798,666	$808,894	$810,079	$812,481	$18,136	2.3%	$3,122,148	$3,230,120	$107,972	3.5%
Ceded premiums	(395,973)	(413,850)	(401,295)	(405,147)	(399,885)	(419,048)	(404,870)	(406,088)	(941)	-0.2%	(1,616,264)	(1,629,892)	(13,627)	-0.8%
Net premiums	366,254	366,450	383,983	389,197	398,781	389,846	405,209	406,393	17,196	4.4%	1,505,884	1,600,229	94,344	6.3%
Net investment income	20,052	20,535	20,000	20,001	18,905	21,284	24,346	28,530	8,530	42.6%	80,588	93,065	12,477	15.5%
Commissions and fees:
Sales-based (1)	98,112	104,716	95,229	103,451	103,242	88,701	67,962	66,473	(36,978)	-35.7%	401,508	326,378	(75,130)	-18.7%
Asset-based (2)	101,241	108,490	113,558	118,015	113,112	108,101	107,483	105,357	(12,657)	-10.7%	441,303	434,053	(7,250)	-1.6%
Account-based (3)	21,120	21,848	21,456	22,514	21,541	22,592	22,910	23,348	834	3.7%	86,939	90,391	3,453	4.0%
Other commissions and fees	13,571	15,635	39,553	44,304	13,905	21,294	27,113	31,542	(12,763)	-28.8%	113,063	93,854	(19,209)	-17.0%
Investment (losses) gains	1,766	701	1,410	1,995	751	(1,892)	(2,699)	2,846	850	42.6%	5,872	(995)	(6,867)	-116.9%
Other, net	15,595	16,313	18,051	24,616	20,988	18,755	20,964	22,451	(2,165)	-8.8%	74,575	83,159	8,584	11.5%
Total revenues	637,711	654,687	693,240	724,094	691,225	668,681	673,288	686,940	(37,154)	-5.1%	2,709,732	2,720,134	10,402	0.4%
Benefits and expenses:
Benefits and claims	183,789	168,347	183,425	187,192	187,069	153,257	171,293	154,130	(33,062)	-17.7%	722,753	665,748	(57,004)	-7.9%
Amortization of DAC	66,105	54,286	62,214	68,575	86,063	85,379	90,925	93,776	25,201	36.7%	251,179	356,143	104,964	41.8%
Insurance commissions	8,740	8,838	8,412	8,542	7,721	7,594	7,666	7,280	(1,262)	-14.8%	34,532	30,261	(4,271)	-12.4%
Insurance expenses	48,766	48,579	51,901	53,359	59,509	59,461	57,552	58,883	5,525	10.4%	202,604	235,405	32,801	16.2%
Sales commissions:
Sales-based (1)	68,594	73,629	67,745	77,390	74,606	63,403	48,775	47,927	(29,463)	-38.1%	287,359	234,711	(52,648)	-18.3%
Asset-based (2)	46,866	50,488	53,233	55,614	53,366	50,876	51,549	51,047	(4,567)	-8.2%	206,201	206,838	637	0.3%
Other sales commissions	6,434	7,185	8,290	6,839	5,952	5,484	5,592	4,187	(2,652)	-38.8%	28,748	21,215	(7,533)	-26.2%
Interest expense	7,145	7,141	7,529	8,804	6,853	6,814	6,802	6,768	(2,035)	-23.1%	30,618	27,237	(3,381)	-11.0%
Contract acquistion costs (4)	—	—	23,524	29,264	20,649	19,384	13,446	14,952	(14,312)	-48.9%	52,788	68,431	15,643	29.6%
Other operating expenses	72,964	66,730	79,866	77,292	86,434	79,728	73,790	80,443	3,151	4.1%	296,851	320,394	23,544	7.9%
Goodwill impairment	—	—	—	76,000	—	—	60,000	—	(76,000)	-100.0%	76,000	60,000	(16,000)	-21.1%
Loss on extinguishment of debt	—	—	—	8,927	—	—	—	—	(8,927)	-100.0%	8,927	—	(8,927)	-100.0%
Total benefits and expenses	509,403	485,222	546,138	657,797	588,222	531,381	587,389	519,393	(138,404)	-21.0%	2,198,561	2,226,385	27,824	1.3%
Income before income taxes	128,308	169,465	147,102	66,296	103,003	137,300	85,899	167,547	101,250	nm	511,171	493,749	(17,422)	-3.4%
Income taxes	30,437	41,304	35,663	31,788	24,239	31,737	34,092	35,706	3,918	12.3%	139,191	125,775	(13,417)	-9.6%
Net income	97,872	128,162	111,439	34,508	78,764	105,563	51,807	131,840	97,333	nm	371,980	367,974	(4,006)	-1.1%
Net income attributable to noncontrolling interests	—	—	(1,017)	(360)	(2,654)	(2,384)	—	—	360	100.0%	(1,377)	(5,038)	(3,661)	nm
Net Income attributable to Primerica, Inc.	$97,872	$128,162	$112,456	$34,868	$81,418	$107,947	$51,807	$131,840	$96,972	nm	$373,357	$373,012	$(345)	-0.1%

Income Before Income Taxes by Segment
Term Life	$88,236	$116,778	$107,589	$102,019	$91,577	$119,878	$111,763	$125,321	$23,302	22.8%	$414,621	$448,540	$33,918	8.2%
Investment & Savings Products	63,363	71,154	69,369	70,699	64,560	58,975	58,377	57,417	(13,282)	-18.8%	274,585	239,329	(35,255)	-12.8%
Senior Health	—	—	(8,489)	(76,561)	(23,085)	(16,150)	(63,723)	4,285	80,846	105.6%	(85,050)	(98,673)	(13,624)	-16.0%
Corporate & Other Distributed Products	(23,290)	(18,467)	(21,367)	(29,861)	(30,048)	(25,403)	(20,518)	(19,477)	10,384	34.8%	(92,985)	(95,446)	(2,461)	-2.6%
Income before income taxes	$128,308	$169,465	$147,102	$66,296	$103,003	$137,300	$85,899	$167,547	$101,250	nm	$511,171	$493,749	$(17,422)	-3.4%

(1) Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.

(2) Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.

(3) Account-based - revenues relating to the fee generating client accounts we administer.

(4) Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire Senior Health product leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.

6 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$756,514	$774,500	$779,490	$789,325	$793,254	$803,453	$804,586	$807,796	$18,471	2.3%	$3,099,828	$3,209,088	$109,260	3.5%
Less: Premiums ceded to IPO Coinsurers	249,944	246,874	241,439	239,828	234,614	231,805	226,869	224,240	(15,589)	-6.5%	978,085	917,527	(60,558)	-6.2%
Term Life adjusted direct premiums	$506,570	$527,626	$538,051	$549,496	$558,640	$571,648	$577,717	$583,556	$34,060	6.2%	$2,121,743	$2,291,561	$169,818	8.0%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(394,550)	$(412,028)	$(399,835)	$(403,184)	$(398,446)	$(417,406)	$(403,416)	$(404,174)	$(990)	-0.2%	$(1,609,598)	$(1,623,442)	$(13,845)	-0.9%
Less: Premiums ceded to IPO Coinsurers	(249,944)	(246,874)	(241,439)	(239,828)	(234,614)	(231,805)	(226,869)	(224,240)	15,589	6.5%	(978,085)	(917,527)	60,558	6.2%
Term Life other ceded premiums	$(144,606)	$(165,154)	$(158,397)	$(163,356)	$(163,832)	$(185,601)	$(176,548)	$(179,935)	$(16,578)	-10.1%	$(631,513)	$(705,915)	$(74,403)	-11.8%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$20,052	$20,535	$20,000	$20,001	$18,905	$21,284	$24,346	$28,530	$8,530	42.6%	$80,588	$93,065	$12,477	15.5%
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	(409)	nm	nm	(2,502)	(3,830)	nm	nm
Adjusted net investment income	$20,845	$20,705	$20,640	$20,900	$21,004	$22,538	$24,414	$28,940	$8,040	38.5%	$83,091	$96,896	$13,805	16.6%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$72,964	$66,730	$79,866	$77,292	$86,434	$79,728	$73,790	$80,443	$3,151	4.1%	$296,851	$320,394	$23,544	7.9%
Less: eTeleQuote transaction-related costs	—	2,109	10,027	812	900	(2,892)	—	—	nm	nm	12,948	(1,992)	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	(1,004)	(739)	256	3,328	—	—	nm	nm	(1,744)	3,584	nm	nm
Adjusted other operating expenses	$72,964	$64,620	$70,843	$77,219	$85,278	$79,292	$73,790	$80,443	$3,224	4.2%	$285,646	$318,803	$33,156	11.6%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$637,711	$654,687	$693,240	$724,094	$691,225	$668,681	$673,288	$686,940	$(37,154)	-5.1%	$2,709,732	$2,720,134	$10,402	0.4%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	(1,892)	(2,699)	2,846	nm	nm	5,872	(995)	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	(409)	nm	nm	(2,502)	(3,830)	nm	nm
Adjusted operating revenues	$636,738	$654,156	$692,470	$722,998	$692,573	$671,827	$676,056	$684,503	$(38,494)	-5.3%	$2,706,363	$2,724,960	$18,597	0.7%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$128,308	$169,465	$147,102	$66,296	$103,003	$137,300	$85,899	$167,547	$101,250	nm	$511,171	$493,749	$(17,422)	-3.4%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	(1,892)	(2,699)	2,846	nm	nm	5,872	(995)	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	(409)	nm	nm	(2,502)	(3,830)	nm	nm
Less: eTeleQuote transaction-related costs	—	(2,109)	(10,027)	(812)	(900)	2,892	—	—	nm	nm	(12,948)	1,992	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	1,004	739	(256)	(3,328)	—	—	nm	nm	1,744	(3,584)	nm	nm
Less: Noncontrolling interest before income taxes	—	—	(1,465)	(540)	(3,668)	(3,129)	—	—	nm	nm	(2,005)	(6,797)	nm	nm
Less: Goodwill impairment	—	—	—	(76,000)	—	—	(60,000)	—	nm	nm	(76,000)	(60,000)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	(8,927)	—	—	—	—	nm	nm	(8,927)	—	nm	nm
Adjusted operating income before income taxes	$127,335	$171,044	$156,819	$150,740	$109,175	$144,011	$148,667	$165,110	$14,370	9.5%	$605,938	$566,963	$(38,975)	-6.4%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$97,872	$128,162	$111,439	$34,508	$78,764	$105,563	$51,807	$131,840	$97,333	nm	$371,980	$367,974	$(4,006)	-1.1%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	(1,892)	(2,699)	2,846	nm	nm	5,872	(995)	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	(409)	nm	nm	(2,502)	(3,830)	nm	nm
Less: e-TeleQuote transaction-related costs	—	(2,109)	(10,027)	(812)	(900)	2,892	—	—	nm	nm	(12,948)	1,992	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	1,004	739	(256)	(3,328)	—	—	nm	nm	1,744	(3,584)	nm	nm
Less: Noncontrolling interest before income taxes	—	—	(1,465)	(540)	(3,668)	(3,129)	—	—	nm	nm	(2,005)	(6,797)	nm	nm
Less: Goodwill impairment	—	—	—	(76,000)	—	—	(60,000)	—	nm	nm	(76,000)	(60,000)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	(8,927)	—	—	—	—	nm	nm	(8,927)	—	nm	nm
Less: Tax impact of reconciling items	(231)	385	2,449	1,945	1,603	1,573	647	(520)	nm	nm	4,548	3,303	nm	nm
Adjusted net operating income	$97,129	$129,355	$118,708	$117,007	$83,333	$110,701	$113,928	$129,924	$12,917	11.0%	$462,199	$437,886	$(24,313)	-5.3%

7 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Reconciliation from Senior Health Income Before Income Taxes to Senior Health Adjusted Operating Income Before Income Taxes
Income before income taxes	na	na	$(8,489)	$(76,561)	$(23,085)	$(16,150)	$(63,723)	$4,285	$80,846	105.6%	$(85,050)	$(98,673)	$(13,624)	-16.0%
Less: e-TeleQuote transaction-related costs	na	na	(417)	(389)	(399)	(66)	—	—	nm	nm	(806)	(465)	nm	nm
Less: Noncontrolling interest	na	na	(1,465)	(540)	(3,668)	(3,129)	—	—	nm	nm	(2,005)	(6,797)	nm	nm
Less: Goodwill impairment	na	na	—	(76,000)	—	—	(60,000)	—	nm	nm	(76,000)	(60,000)	nm	nm
Adjusted operating income before income taxes	na	na	$(6,608)	$369	$(19,018)	$(12,955)	$(3,723)	$4,285	$3,917	nm	$(6,239)	$(31,411)	$(25,172)	nm

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(23,290)	$(18,467)	$(21,367)	$(29,861)	$(30,048)	$(25,403)	$(20,518)	$(19,477)	$10,384	34.8%	$(92,985)	$(95,446)	$(2,461)	-2.6%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	(1,892)	(2,699)	2,846	nm	nm	5,872	(995)	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	(409)	nm	nm	(2,502)	(3,830)	nm	nm
Less: e-TeleQuote transaction-related costs	—	(2,109)	(9,610)	(423)	(501)	2,958	—	—	nm	nm	(12,142)	2,458	nm	nm
Less: Equity comp for awards exchanged during acquistion	—	—	1,004	739	(256)	(3,328)	—	—	nm	nm	1,744	(3,584)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	(8,927)	—	—	—	—	nm	nm	(8,927)	—	nm	nm
Adjusted operating income before income taxes	$(24,263)	$(16,888)	$(13,531)	$(22,346)	$(27,943)	$(21,887)	$(17,750)	$(21,914)	$432	1.9%	$(77,029)	$(89,495)	$(12,466)	-16.2%

8 of 18

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$756,514	$774,500	$779,490	$789,325	$793,254	$803,453	$804,586	$807,796	$18,471	2.3%	$3,099,828	$3,209,088	$109,260	3.5%
Premiums ceded to IPO coinsurers (1)	(249,944)	(246,874)	(241,439)	(239,828)	(234,614)	(231,805)	(226,869)	(224,240)	15,589	6.5%	(978,085)	(917,527)	60,558	6.2%
Adjusted direct premiums (2)	506,570	527,626	538,051	549,496	558,640	571,648	577,717	583,556	34,060	6.2%	2,121,743	2,291,561	169,818	8.0%
Other ceded premiums (3)	(144,606)	(165,154)	(158,397)	(163,356)	(163,832)	(185,601)	(176,548)	(179,935)	(16,578)	-10.1%	(631,513)	(705,915)	(74,403)	-11.8%
Net premiums	361,964	362,472	379,654	386,140	394,808	386,047	401,169	403,621	17,481	4.5%	1,490,231	1,585,646	95,415	6.4%
Allocated net investment income	8,253	8,751	9,320	10,162	11,445	12,286	13,241	14,187	4,025	39.6%	36,486	51,160	14,674	40.2%
Other, net	11,810	12,315	12,476	12,369	12,175	12,374	13,419	12,352	(17)	-0.1%	48,970	50,320	1,350	2.8%
Revenues	382,028	383,537	401,450	408,672	418,428	410,707	427,830	430,161	21,489	5.3%	1,575,687	1,687,126	111,439	7.1%

Benefits and expenses:
Benefits and claims	178,963	162,488	179,696	182,749	182,903	148,977	167,356	150,294	(32,455)	-17.8%	703,897	649,530	(54,366)	-7.7%
Amortization of DAC	62,584	52,235	59,287	67,344	81,883	79,668	88,275	93,099	25,755	38.2%	241,451	342,925	101,475	42.0%
Insurance commissions	4,869	4,785	4,345	4,458	3,793	3,854	3,964	3,724	(734)	-16.5%	18,457	15,335	(3,122)	-16.9%
Insurance expenses	47,375	47,252	50,534	52,102	58,272	58,329	56,471	57,723	5,622	10.8%	197,262	230,796	33,534	17.0%
Benefits and expenses	293,792	266,760	293,862	306,652	326,851	290,829	316,066	304,839	(1,813)	-0.6%	1,161,066	1,238,587	77,521	6.7%
Income before income taxes	$88,236	$116,778	$107,589	$102,019	$91,577	$119,878	$111,763	$125,321	$23,302	22.8%	$414,621	$448,540	$33,918	8.2%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$401,106	$420,865	$431,022	$440,490	$448,657	$460,061	$465,354	$469,565	$29,075	6.6%	$1,693,483	$1,843,637	$150,154	8.9%
Pre-IPO direct premiums (5)	355,408	353,635	348,468	348,834	344,597	343,392	339,232	338,230	(10,604)	-3.0%	1,406,345	1,365,451	(40,894)	-2.9%
Total direct premiums	$756,514	$774,500	$779,490	$789,325	$793,254	$803,453	$804,586	$807,796	$18,471	2.3%	$3,099,828	$3,209,088	$109,260	3.5%

Premiums ceded to IPO coinsurers	$249,944	$246,874	$241,439	$239,828	$234,614	$231,805	$226,869	$224,240	$(15,589)	-6.5%	$978,085	$917,527	$(60,558)	-6.2%
% of Pre-IPO direct premiums	70.3%	69.8%	69.3%	68.8%	68.1%	67.5%	66.9%	66.3%	nm	nm	69.5%	67.2%	nm	nm

Benefits and claims, net (6)	$323,569	$327,642	$338,093	$346,105	$346,735	$334,578	$343,904	$330,228	$(15,877)	-4.6%	$1,335,409	$1,355,446	$20,036	1.5%
% of adjusted direct premiums	63.9%	62.1%	62.8%	63.0%	62.1%	58.5%	59.5%	56.6%	nm	nm	62.9%	59.1%	nm	nm

DAC amortization & insurance commissions	$67,454	$57,020	$63,632	$71,802	$85,676	$83,523	$92,239	$96,823	$25,020	34.8%	$259,908	$358,261	$98,353	37.8%
% of adjusted direct premiums	13.3%	10.8%	11.8%	13.1%	15.3%	14.6%	16.0%	16.6%	nm	nm	12.2%	15.6%	nm	nm

Insurance expenses, net (7)	$35,565	$34,937	$38,057	$39,732	$46,097	$45,955	$43,052	$45,371	$5,639	14.2%	$148,291	$180,476	$32,184	21.7%
% of adjusted direct premiums	7.0%	6.6%	7.1%	7.2%	8.3%	8.0%	7.5%	7.8%	nm	nm	7.0%	7.9%	nm	nm

Total Term Life income before income taxes	$88,236	$116,778	$107,589	$102,019	$91,577	$119,878	$111,763	$125,321	$23,302	22.8%	$414,621	$448,540	$33,918	8.2%
Term Life operating margin (8)	17.4%	22.1%	20.0%	18.6%	16.4%	21.0%	19.3%	21.5%	nm	nm	19.5%	19.6%	nm	nm

(1) Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2) Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.

(3) Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

(4) Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.

(5) Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.

(6) Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.

(7) Insurance expenses, net - insurance expenses net of other, net revenues.

(8) Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 18

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$/# Change	% Change	YTD 2021	YTD 2022	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	134,907	132,030	132,041	130,023	129,515	130,206	132,149	134,313	4,290	3.3%	134,907	129,515	(5,392)	-4.0%
New life-licensed representatives	10,833	10,112	9,381	9,296	9,983	11,529	12,518	11,117	1,821	19.6%	39,622	45,147	5,525	13.9%
Non-renewal and terminated representatives	(13,710)	(10,101)	(11,399)	(9,804)	(9,292)	(9,586)	(10,354)	(10,222)	(418)	-4.3%	(45,014)	(39,454)	5,560	12.4%
Life-insurance licensed sales force, end of period	132,030	132,041	130,023	129,515	130,206	132,149	134,313	135,208	5,693	4.4%	129,515	135,208	5,693	4.4%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$74.5	$82.6	$70.7	$69.4	$65.5	$72.3	$68.0	$66.0	$(3.4)	-4.9%	$297.2	$271.9	$(25.4)	-8.5%
Additions and increases in premium	18.0	20.3	19.5	19.1	18.4	20.6	19.5	18.2	(0.9)	-4.8%	77.0	76.7	(0.3)	-0.4%
Total estimated annualized issued term life premium	$92.5	$103.0	$90.2	$88.5	$83.8	$92.9	$87.5	$84.2	$(4.3)	-4.9%	$374.2	$348.5	$(25.7)	-6.9%

Issued term life policies	82,667	90,071	75,914	75,203	71,324	76,946	71,104	72,544	(2,659)	-3.5%	323,855	291,918	(31,937)	-9.9%
Estimated average annualized issued term life premium per policy (1)(2)	$901	$917	$931	$923	$918	$940	$957	$910	$(13)	-1.4%	$918	$931	$14	1.5%

Term life face amount in-force, beginning of period ($mills)	$858,818	$869,643	$886,519	$894,018	$903,404	$909,632	$914,438	$912,785	$18,767	2.1%	$858,818	$903,404	$44,586	5.2%
Issued term life face amount (3)	26,643	29,981	26,219	25,678	24,773	27,651	26,049	25,349	(329)	-1.3%	108,521	103,822	(4,699)	-4.3%
Terminated term life face amount	(17,240)	(14,706)	(16,241)	(16,610)	(19,787)	(19,298)	(21,033)	(22,776)	(6,166)	-37.1%	(64,798)	(82,894)	(18,096)	-27.9%
Foreign currency impact, net	1,422	1,602	(2,480)	319	1,242	(3,547)	(6,669)	1,450	1,131	nm	862	(7,524)	(8,386)	nm
Term life face amount in-force, end of period	$869,643	$886,519	$894,018	$903,404	$909,632	$914,438	$912,785	$916,808	$13,404	1.5%	$903,404	$916,808	$13,404	1.5%

(1) Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2) In whole dollars.

(3) Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 18

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$98,112	$104,716	$95,229	$103,451	$103,242	$88,701	$67,962	$66,473	$(36,978)	-35.7%	$401,508	$326,378	$(75,130)	-18.7%
Asset-based	101,241	108,490	113,558	118,015	113,112	108,101	107,483	105,357	(12,657)	-10.7%	441,303	434,053	(7,250)	-1.6%
Account-based	21,120	21,848	21,456	22,514	21,541	22,592	22,910	23,348	834	3.7%	86,939	90,391	3,453	4.0%
Other, net	2,949	2,958	3,094	3,096	3,144	3,022	3,342	3,102	6	0.2%	12,097	12,610	513	4.2%
Revenues	223,422	238,012	233,337	247,076	241,039	222,416	201,697	198,280	(48,796)	-19.7%	941,848	863,432	(78,415)	-8.3%

Benefits and expenses:
Amortization of DAC	3,275	1,786	2,580	1,027	3,925	5,463	2,222	530	(497)	-48.4%	8,668	12,141	3,473	40.1%
Insurance commissions	3,572	3,747	3,747	3,839	3,646	3,450	3,419	3,320	(519)	-13.5%	14,904	13,834	(1,070)	-7.2%
Sales commissions:
Sales-based	68,594	73,629	67,745	77,390	74,606	63,403	48,775	47,927	(29,463)	-38.1%	287,359	234,711	(52,648)	-18.3%
Asset-based	46,866	50,488	53,233	55,614	53,366	50,876	51,549	51,047	(4,567)	-8.2%	206,201	206,838	637	0.3%
Other operating expenses	37,752	37,207	36,664	38,507	40,936	40,249	37,355	38,038	(469)	-1.2%	150,130	156,578	6,448	4.3%
Benefits and expenses	160,060	166,858	163,968	176,377	176,479	163,440	143,320	140,863	(35,514)	-20.1%	667,263	624,103	(43,160)	-6.5%
Income before income taxes	$63,363	$71,154	$69,369	$70,699	$64,560	$58,975	$58,377	$57,417	$(13,282)	-18.8%	$274,585	$239,329	$(35,255)	-12.8%

Financial Analysis

Fees paid based on client asset values (1)	$6,964	$7,535	$7,891	$8,482	$8,037	$7,917	$7,980	$8,004	$(478)	-5.6%	$30,872	$31,939	$1,067	3.5%
Fees paid based on fee-generating positions (2)	10,451	10,021	9,128	9,852	10,948	9,974	9,486	9,665	(188)	-1.9%	39,452	40,073	621	1.6%
Other operating expenses	20,337	19,652	19,645	20,172	21,951	22,358	19,889	20,369	197	1.0%	79,806	84,567	4,761	6.0%
Total other operating expenses	$37,752	$37,207	$36,664	$38,507	$40,936	$40,249	$37,355	$38,038	$(469)	-1.2%	$150,130	$156,578	$6,448	4.3%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.29%	1.28%	1.25%	1.11%	1.20%	1.27%	1.23%	1.21%	nm	nm	1.23%	1.23%	nm	nm
Canada	1.05%	0.96%	0.92%	0.65%	1.00%	0.78%	0.32%	0.31%	nm	nm	0.91%	0.77%	nm	nm
Total	1.25%	1.23%	1.20%	1.05%	1.16%	1.21%	1.17%	1.15%	nm	nm	1.18%	1.17%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.039%	0.039%	0.039%	0.040%	0.039%	0.040%	0.042%	0.040%	nm	nm	0.157%	0.160%	nm	nm
Canada	0.103%	0.112%	0.106%	0.115%	0.091%	0.078%	0.099%	0.109%	nm	nm	0.436%	0.375%	nm	nm
Total	0.049%	0.050%	0.050%	0.052%	0.047%	0.046%	0.051%	0.051%	nm	nm	0.201%	0.194%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.77	$4.08	$4.17	$4.22	$3.48	$4.08	$4.31	$4	nm	nm	$16.26	$16.26	nm	nm

(1) Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.

(2) Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.

(3) Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.

(4) Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5) Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.

(6) In whole dollars.

11 of 18

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$/# Change	% Change	YTD 2021	YTD 2022	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,261.9	$1,336.1	$1,247.8	$1,300.3	$1,298.6	$1,151.4	$931.8	$883.8	$(416.6)	-32.0%	$5,146.1	$4,265.6	$(880.5)	-17.1%
Canada Retail Mutual Funds	424.0	357.0	314.8	343.0	437.6	250.6	112.2	112.0	(231.0)	-67.4%	1,438.8	912.5	(526.3)	-36.6%
Indexed Annuities	55.5	62.8	51.9	60.1	57.5	70.2	55.8	69.2	9.0	15.0%	230.2	252.6	22.3	9.7%
Variable Annuities and other	627.1	767.6	668.7	782.2	668.4	617.3	542.5	548.0	(234.3)	-30.0%	2,845.6	2,376.2	(469.4)	-16.5%
Total sales-based revenue generating product sales	2,368.4	2,523.4	2,283.1	2,485.7	2,462.1	2,089.5	1,642.3	1,612.9	(872.8)	-35.1%	9,660.7	7,806.8	(1,853.9)	-19.2%
Managed Accounts	330.1	381.8	387.5	406.3	453.7	451.3	319.6	288.1	(118.2)	-29.1%	1,505.6	1,512.8	7.1	0.5%
Canada Retail Mutual Funds - no upfront sales comm	79.8	82.9	76.3	78.9	82.2	97.5	157.9	156.6	77.7	98.6%	317.9	494.3	176.4	55.5%
Segregated Funds	75.1	52.2	43.5	48.2	67.3	51.3	41.6	35.0	(13.2)	-27.4%	219.0	195.1	(23.8)	-10.9%
Total product sales	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$(926.5)	-30.7%	$11,703.2	$10,009.0	$(1,694.2)	-14.5%

Total Canada Retail Mutual Funds	$503.9	$439.9	$391.1	$421.9	$519.9	$348.1	$270.2	$268.6	$(153.3)	-36.3%	$1,756.7	$1,406.8	$(349.9)	-19.9%
Segregated Funds	75.1	52.2	43.5	48.2	67.3	51.3	41.6	35.0	(13.2)	-27.4%	219.0	195.1	(23.8)	-10.9%
Total Canada product sales	579.0	492.0	434.6	470.0	587.1	399.4	311.8	303.5	(166.5)	-35.4%	1,975.6	1,601.9	(373.8)	-18.9%
Total U.S. product sales	2,274.5	2,548.2	2,355.8	2,549.0	2,478.2	2,290.1	1,849.7	1,789.0	(760.0)	-29.8%	9,727.5	8,407.1	(1,320.4)	-13.6%
Total product sales	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$(926.5)	-30.7%	$11,703.2	$10,009.0	$(1,694.2)	-14.5%

Client asset values, beginning of period ($mills)	$81,533	$85,888	$91,735	$91,765	$97,312	$93,708	$82,291	$78,737	$(13,028)	-14.2%	$81,533	$97,312	$15,779	19.4%
Inflows	2,853	3,040	2,790	3,019	3,065	2,690	2,161	2,093	(926)	-30.7%	11,703	10,009	(1,694)	-14.5%
Outflows (1)	(1,759)	(1,826)	(1,756)	(1,819)	(1,900)	(1,797)	(1,447)	(1,444)	376	20.7%	(7,161)	(6,587)	573	8.0%
Net flows	1,095	1,214	1,034	1,200	1,166	893	714	649	(551)	-45.9%	4,543	3,422	(1,121)	nm
Foreign currency impact, net	172	200	(323)	42	171	(474)	(802)	174	133	nm	91	(930)	(1,021)	nm
Change in market value, net and other (2)	3,088	4,433	(681)	4,306	(4,941)	(11,836)	(3,466)	4,388	82	1.9%	11,146	(15,855)	(27,001)	nm
Client asset values, end of period	$85,888	$91,735	$91,765	$97,312	$93,708	$82,291	$78,737	$83,949	$(13,363)	-13.7%	$97,312	$83,949	$(13,363)	-13.7%
Annualized net flows as % of beginning of period asset values	5.4%	5.7%	4.5%	5.2%	4.8%	3.8%	3.5%	3.3%	-1.9%	nm	5.6%	3.5%	-2.1%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$41,161	$44,398	$46,113	$47,139	$46,429	$42,870	$40,331	$40,402	$(6,737)	-14.3%	$44,703	$42,508	$(2,195)	-4.9%
Canada Retail Mutual Funds	10,268	11,256	11,667	11,984	12,119	11,539	10,840	10,759	(1,225)	-10.2%	11,294	11,314	20	0.2%
Managed Accounts	5,295	5,915	6,362	6,772	7,077	6,960	6,817	6,949	177	2.6%	6,086	6,951	864	14.2%
Indexed Annuities	2,495	2,541	2,585	2,620	2,650	2,677	2,696	2,710	90	3.4%	2,560	2,683	123	4.8%
Variable Annuities and other	21,291	22,554	23,193	23,567	23,218	21,431	20,269	20,137	(3,430)	-14.6%	22,651	21,264	(1,388)	-6.1%
Segregated Funds	2,622	2,713	2,732	2,727	2,710	2,517	2,368	2,299	(428)	-15.7%	2,698	2,474	(225)	-8.3%
Total	$83,131	$89,378	$92,652	$94,809	$94,203	$87,994	$83,320	$83,256	$(11,554)	-12.2%	$89,993	$87,193	$(2,799)	-3.1%

Canada Retail Mutual Funds	$10,268	$11,256	$11,667	$11,984	$12,119	$11,539	$10,840	$10,759	$(1,225)	-10.2%	$11,294	$11,314	$20	0.2%
Segregated Funds	2,622	2,713	2,732	2,727	2,710	2,517	2,368	2,299	(428)	-15.7%	2,698	2,474	(225)	-8.3%
Total Canada average client assets	12,890	13,969	14,399	14,711	14,829	14,056	13,208	13,058	(1,654)	-11.2%	13,992	13,788	(205)	-1.5%
Total U.S. average client assets	70,241	75,409	78,252	80,098	79,374	73,938	70,112	70,198	(9,900)	-12.4%	76,000	73,405	(2,595)	-3.4%
Total average client assets	$83,131	$89,378	$92,652	$94,809	$94,203	$87,994	$83,320	$83,256	$(11,554)	-12.2%	$89,993	$87,193	$(2,799)	-3.1%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,115	2,159	2,192	2,218	2,243	2,277	2,295	2,309	90	4.1%	2,171	2,281	110	5.1%
Recordkeeping only	714	741	762	780	797	812	820	825	45	5.8%	749	814	65	8.6%
Total	2,830	2,899	2,954	2,998	3,040	3,089	3,115	3,134	136	4.5%	2,920	3,095	175	6.0%

(1) Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2) Change in market value, net - market value fluctuations net of fees and expenses.

(3) Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 18

Senior Health - Financial Results, Financial Analysis Key Statistics	PRIMERICA, INC. Financial Supplement

YOY Q4	YOY YTD
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Senior Health Income Before Income Taxes
Revenues:
Commissions and fees (1)	$21,558	$29,345	$1,278	$9,343	$14,601	$22,198	$(7,146)	-24.4%	$50,903	$47,420	$(3,483)	-6.8%
Other, net (2)	1,378	8,159	4,553	2,471	2,583	5,655	(2,504)	-30.7%	9,537	15,262	5,724	60.0%
Revenues	22,937	37,504	5,831	11,814	17,183	27,853	(9,650)	-25.7%	60,440	62,682	2,241	3.7%

Benefits and expenses:
Contract acquisition costs (3)	23,524	29,264	20,649	19,384	13,446	14,952	(14,312)	-48.9%	52,788	68,431	15,643	29.6%
Adjusted other operating expenses	7,485	8,411	7,868	8,514	7,461	8,617	206	2.4%	15,895	32,459	16,563	104.2%
Adjusted operating benefits and expenses	31,009	37,675	28,517	27,898	20,907	23,568	(14,107)	-37.4%	68,684	100,889	32,206	46.9%

Adjusted operating income before income taxes including NCI	$(8,072)	$(171)	$(22,686)	$(16,084)	$(3,723)	$4,285	$4,457	nm	$(8,243)	$(38,208)	$(29,964)	nm
Non-controlling interest before income taxes	(1,465)	(540)	(3,668)	(3,129)	—	—	540	100.0%	(2,005)	(6,797)	(4,792)	nm
Adjusted operating income before income taxes attributable to Primerica, Inc.	$(6,608)	$369	$(19,018)	$(12,955)	$(3,723)	$4,285	$3,917	nm	$(6,239)	$(31,411)	$(25,172)	nm

Senior Health EBITDA
Adjusted operating income before income taxes including NCI	$(8,072)	$(171)	$(22,686)	$(16,084)	$(3,723)	$4,285	$4,457	nm	$(8,243)	$(38,208)	$(29,964)	nm
Less: Amortization of intangibles	(2,900)	(2,900)	(2,600)	(2,800)	(2,800)	(2,800)	100	3.4%	(5,800)	(11,000)	(5,200)	-89.7%
Less: Depreciation	(244)	(249)	(245)	(226)	(221)	(211)	38	15.1%	(493)	(903)	(409)	-83.0%
Adjusted EBITDA (Including non-controlling interest) (4)	$(4,928)	$2,978	$(19,841)	$(13,058)	$(703)	$7,297	$4,319	145.0%	$(1,950)	$(26,305)	$(24,355)	nm

Financial Analysis and Key Statistics
Senior Health submitted policies (5)	20,867	39,142	26,231	19,652	16,095	23,060	(16,082)	-41.1%	60,009	85,038	25,029	41.7%
Senior Health approved policies (6)	18,276	32,047	23,594	17,925	14,862	20,705	(11,342)	-35.4%	50,323	77,086	26,763	53.2%

Primerica representatives Senior Health certified	17,588	26,441	42,147	60,412	83,280	93,348	66,907	nm	26,441	93,348	66,907	nm
Senior Health submitted policies sourced by Primerica representatives	319	4,175	988	831	1,016	5,666	1,491	35.7%	4,494	8,501	4,007	89.2%

LTV per approved policy (7)	$1,180	$1,069	$862	$820	$868	$888	$(181)	-17.0%	$1,109	$860	$(249)	-22.4%
CAC per approved policy (7)	$1,287	$913	$875	$1,081	$905	$722	$(191)	-20.9%	$1,049	$888	$(161)	-15.4%
LTV / CAC multiple	0.9	x	1.2	x	1.0	x	0.8	x	1.0	x	1.2	x	0.1	x	nm	1.1	x	1.0	x	-0.1	x	nm

(1) Commission revenue recognized based on the estimated Lifetime value (LTV) to be collected over the estimated life of an approved policy for the relevant period based on multiple factors, including but not limited to contracted commission rates, carrier mix, expected policy turnover, historical chargeback activity and applied constraints. Adjustments to revenue outside of LTV for approved policies from prior periods are recognized when our cash collections are different from the estimated constrained LTV’s which we refer to as tail revenue.

(2) Primarily reflects marketing development revenues, which are non-commission revenues received from carriers to support marketing efforts and lead acquisition.

(3) Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.

(4) Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization and certain adjustments for non-cash or non-recurring expenses including purchase accounting adjustments.

(5) Senior Health submitted policies - represents the number of completed applications that, with respect to each such application, the applicant has authorized us to submit to the health insurance carrier. The applicant may need to take additional actions, including providing subsequent information before the application is reviewed by the health insurance carrier.

(6) Senior Health approved policies - represent an estimate of submitted policies approved by health insurance carriers during the indicated period. Not all approved policies will go in force.

(7) In whole dollars.

13 of 18

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$5,713	$5,800	$5,788	$5,020	$5,412	$5,441	$5,494	$4,685	$(334)	-6.7%	$22,320	$21,032	$(1,288)	-5.8%
Ceded premiums	(1,423)	(1,822)	(1,459)	(1,963)	(1,439)	(1,642)	(1,454)	(1,914)	49	2.5%	(6,666)	(6,449)	217	3.3%
Net premiums	4,290	3,978	4,328	3,057	3,973	3,799	4,040	2,772	(285)	-9.3%	15,654	14,583	(1,071)	-6.8%
Allocated net investment income	12,592	11,954	11,321	10,738	9,559	10,252	11,173	14,752	4,015	37.4%	46,604	45,736	(869)	-1.9%
Commissions and fees:
Prepaid Legal Services	4,783	5,182	6,712	4,085	4,287	4,664	5,672	3,821	(263)	-6.4%	20,761	18,444	(2,316)	-11.2%
Auto and Homeowners Insurance	1,787	2,101	2,436	1,971	1,591	2,056	2,647	1,994	24	1.2%	8,295	8,289	(7)	-0.1%
Mortgage loans	4,960	6,061	6,719	6,598	4,818	3,128	2,103	1,656	(4,941)	-74.9%	24,337	11,705	(12,632)	-51.9%
Other sales commissions	2,041	2,291	2,129	2,307	1,932	2,103	2,090	1,872	(435)	-18.9%	8,767	7,996	(771)	-8.8%
Other, net	836	1,040	1,101	992	1,117	889	1,621	1,341	349	35.2%	3,969	4,967	998	25.1%
Adjusted operating revenues	31,288	32,607	34,746	29,746	27,276	26,890	29,345	28,209	(1,538)	-5.2%	128,387	111,720	(16,668)	-13.0%

Benefits and expenses:
Benefits and claims	4,826	5,859	3,728	4,443	4,166	4,280	3,937	3,836	(607)	-13.7%	18,856	16,218	(2,638)	-14.0%
Amortization of DAC	246	264	347	203	255	247	427	146	(57)	-28.0%	1,060	1,077	16	1.5%
Insurance commissions	299	306	320	246	282	290	283	237	(9)	-3.7%	1,171	1,092	(79)	-6.7%
Insurance expenses	1,391	1,327	1,367	1,257	1,237	1,132	1,081	1,160	(97)	-7.7%	5,343	4,609	(733)	-13.7%
Sales commissions	6,434	7,185	8,290	6,839	5,952	5,484	5,592	4,187	(2,652)	-38.8%	28,748	21,215	(7,533)	-26.2%
Interest expense	7,145	7,141	7,529	8,804	6,853	6,814	6,802	6,768	(2,035)	-23.1%	30,618	27,237	(3,381)	-11.0%
Adjusted other operating expenses	35,211	27,413	26,695	30,301	36,475	30,530	28,974	33,788	3,487	11.5%	119,621	129,766	10,145	8.5%
Adjusted benefits and expenses	55,551	49,495	48,277	52,093	55,219	48,777	47,096	50,123	(1,970)	-3.8%	205,416	201,214	(4,202)	-2.0%
Adjusted operating income before income taxes	$(24,263)	$(16,888)	$(13,531)	$(22,346)	$(27,943)	$(21,887)	$(17,750)	$(21,914)	$432	1.9%	$(77,029)	$(89,495)	$(12,466)	-16.2%

14 of 18

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2022
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$558,646	$558,646	$-	18.1%	16.4%

Fixed Income:
Treasury	41,741	42,629	(889)	1.3%	1.3%	1.31%	AAA
Government	231,004	257,418	(26,414)	7.5%	7.6%	2.98%	AA-
Tax-Exempt Municipal	32,883	37,084	(4,201)	1.1%	1.1%	2.69%	AA
Corporate	1,229,921	1,370,566	(140,645)	39.8%	40.3%	3.55%	BBB+
Mortgage Backed	414,043	486,093	(72,050)	13.4%	14.3%	2.92%	AAA
Asset Backed	155,397	171,811	(16,413)	5.0%	5.1%	3.70%	AA
Cmbs	122,967	139,306	(16,339)	4.0%	4.1%	3.39%	AA-
Private	267,612	295,957	(28,345)	8.7%	8.7%	4.46%	BBB
Redeemable Preferred	3,586	4,248	(662)	0.1%	0.1%	5.27%	BBB-
Total Fixed Income	2,499,154	2,805,113	(305,959)	80.8%	82.5%	3.44%	A

Equities and Other:
Perpetual Preferred	8,651	8,651	-	0.3%	0.3%
Common Stock	20,958	20,958	(0)	0.7%	0.6%
Mutual Fund	5,795	5,795	0	0.2%	0.2%
Total Equities	35,404	35,404	(0)	1.1%	1.0%

Total Invested Assets	$3,093,205	$3,399,164	$(305,959)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$154,034	$174,626	$(20,592)	12.5%	12.7%
Consumer Non Cyclical	131,027	147,361	(16,334)	10.7%	10.8%
Energy	127,361	140,782	(13,421)	10.4%	10.3%
Reits	118,000	135,921	(17,921)	9.6%	9.9%
Consumer Cyclical	103,177	114,688	(11,512)	8.4%	8.4%
Banking	97,588	103,414	(5,827)	7.9%	7.5%
Technology	93,443	102,008	(8,565)	7.6%	7.4%
Capital Goods	62,874	68,555	(5,680)	5.1%	5.0%
Basic Industry	60,439	67,998	(7,558)	4.9%	5.0%
Electric	55,377	61,586	(6,209)	4.5%	4.5%
Finance Companies	55,140	62,779	(7,639)	4.5%	4.6%
Transportation	54,942	60,604	(5,663)	4.5%	4.4%
Communications	44,182	48,537	(4,355)	3.6%	3.5%
Brokerage	44,124	49,757	(5,633)	3.6%	3.6%
Financial Other	8,638	9,584	(946)	0.7%	0.7%
Natural Gas	7,188	7,739	(551)	0.6%	0.6%
Industrial Other	5,951	6,915	(964)	0.5%	0.5%
Utility Other	4,583	5,388	(805)	0.4%	0.4%
Owned No Guarantee	1,854	2,325	(471)	0.2%	0.2%
Total Corporate portfolio	$1,229,921	$1,370,566	$(140,645)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$190,479	$192,567	$(2,088)	7.6%	6.9%	3.15%
1-2 Yrs.	271,286	280,539	(9,253)	10.9%	10.0%	3.63%
2-5 Yrs.	781,492	845,989	(64,497)	31.3%	30.2%	3.67%
5-10 Yrs.	980,174	1,149,971	(169,798)	39.2%	41.0%	3.25%
> 10 Yrs.	275,724	336,047	(60,323)	11.0%	12.0%	3.54%
Total Fixed Income	$2,499,154	$2,805,113	$(305,959)	100.0%	100.0%	3.44%

Duration

Fixed Income portfolio duration	4.7	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 18

Investment Portfolio - Quality Ratings As of December 31, 2022	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$606,982	21.6%
AA	321,450	11.5%
A	688,936	24.6%
BBB	1,120,096	39.9%
Below Investment Grade	67,450	2.4%
NA	199	0.0%
Total Fixed Income	$2,805,113	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$11,835	0.9%	AAA	$-	—
AA	67,985	5.0%	AA	5,274	1.8%
A	356,459	26.0%	A	66,034	22.3%
BBB	872,920	63.7%	BBB	222,819	75.3%
Below Investment Grade	61,192	4.5%	Below Investment Grade	1,830	0.6%
NA	176	0.0%	NA	-	—
Total Corporate	$1,370,566	100.0%	Total Private	$295,957	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$60,409	43.4%	AAA	$435,692	89.6%
AA	8,930	6.4%	AA	50,170	10.3%
A	69,968	50.2%	A	135	0.0%
BBB	-	—	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	73	0.0%
NA	-	—	NA	23	0.0%
Total CMBS	$139,306	100.0%	Total Mortgage-Backed	$486,093	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$35,245	20.5%	AAA	$63,108	21.0%
AA	9,466	5.5%	AA	151,320	50.4%
A	117,409	68.3%	A	71,904	24.0%
BBB	7,964	4.6%	BBB	11,088	3.7%
Below Investment Grade	1,727	1.0%	Below Investment Grade	2,629	0.9%
NA	-	—	NA	-	—
Total Asset-Backed	$171,811	100.0%	Total Treasury & Government	$300,047	100.0%

NAIC Designations

1	$1,357,429	54.8%
2	1,038,960	42.0%
3	71,518	2.9%
4	7,813	0.3%
5	691	0.0%
6	0	0.0%
U.S. Insurer Fixed Income (2)	2,476,411	100.0%
Other (3)	364,107
Cash and cash equivalents	558,646
Total Invested Assets	$3,399,164

(1) Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.

(2) NAIC ratings for our U.S. insurance companies' fixed income portfolios.

(3) Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

16 of 18

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,020	$20,155	$19,860	$20,328	$20,889	$22,414	$23,067	$24,605	$4,277	21.0%
Fixed-maturity securities (held-to-maturity)	15,146	15,495	15,741	15,825	15,515	15,815	16,283	16,309	484	3.1%
Equity Securities	391	411	413	416	387	371	373	377	(39)	-9.3%
Deposit asset underlying 10% reinsurance treaty	1,368	1,238	987	785	589	485	557	2,134	1,350	172.0%
Deposit asset - Mark to Market	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(68)	(409)	490	-54.5%
Policy loans and other invested assets	231	98	289	401	102	58	436	450	49	12.3%
Cash & cash equivalents	119	156	96	85	125	498	1,714	3,605	3,520	4141.4%
Total investment income	36,483	37,383	36,746	36,940	35,508	38,387	42,362	47,072	10,132	27.4%
Investment expenses	1,284	1,353	1,004	1,114	1,088	1,288	1,733	2,233	1,119	100.4%
Interest Expense on Surplus Note	15,146	15,495	15,741	15,825	15,515	15,815	16,283	16,309	484	3.1%
Net investment income	$20,052	$20,535	$20,001	$20,001	$18,905	$21,284	$24,346	$28,530	$8,529	42.6%
Fixed income book yield, end of period	3.30%	3.31%	3.23%	3.12%	3.18%	3.25%	3.34%	3.44%
New money yield	1.72%	2.68%	2.21%	1.60%	3.37%	4.21%	3.93%	5.41%

									YOY Q4
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	16.6%	16.5%	18.0%	18.7%	21.0%	22.0%	21.5%	21.6%	2.9%
AA	12.2%	11.6%	11.0%	11.8%	11.2%	11.2%	11.1%	11.5%	-0.3%
A	23.0%	22.1%	23.6%	24.4%	23.7%	23.0%	23.0%	24.6%	0.2%
BBB	44.0%	45.5%	42.9%	40.8%	39.8%	39.6%	40.1%	39.9%	-0.9%
Below Investment Grade	4.1%	4.2%	4.1%	3.5%	3.1%	2.8%	2.7%	2.4%	-1.1%
NA	0.1%	0.1%	0.3%	0.8%	1.2%	1.3%	1.5%	0.0%	-0.8%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A-	A-	A	A	A	A	A	A

		As of December 31, 2022				As of December 31, 2022			As of December 31, 2022
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$20,709	$22,122	AAA	Canada	$87,091	$97,039	AAA	$2,000	$2,121
2	Province of Quebec Canada	16,052	16,658	A+	Australia	21,060	22,497	AA	4,742	4,749
3	Province of Ontario Canada	14,139	14,708	AA	United Kingdom	18,418	18,985	A	9,070	10,904
4	Ontario Teachers' Pension Plan	12,538	14,327	AA+	France	8,720	9,256	BBB	9,552	10,638
5	Province of Alberta Canada	11,727	12,819	BBB+	Mexico	7,895	9,355	Below Investment Grade	2,160	2,629
6	Morgan Stanley	11,304	11,782	BBB+	Cayman Islands	6,464	8,201	NA	—	—
7	Manulife Financial Corp	10,603	11,592	A	Bermuda	6,373	6,853	Total	$27,524	$31,040
8	TC Energy Corp	10,240	11,656	BBB+	Ireland	6,041	6,235
9	ConocoPhillips	9,249	10,697	A	Japan	5,437	5,474
10	Province of Saskatchewan Canada	9,247	9,634	AA	Netherlands	5,293	5,450	Non-Government Investments (1)
11	Enbridge Inc	8,998	9,878	BBB+	Malta	5,231	5,466
12	Kemper Corp	8,216	9,094	BBB	Israel	4,717	4,825	AAA	$2,909	$2,999
13	Fairfax Financial Holdings Ltd	8,182	9,815	BBB-	Brazil	3,516	3,557	AA	2,305	2,412
14	Brookfield Corp	8,142	8,500	A-	Norway	2,884	3,144	A	42,393	45,565
15	Intact Financial Corp	7,924	7,873	A+	Supranational	2,747	2,750	BBB	139,079	150,125
16	City of Toronto Canada	7,821	8,132	AA	Emerging Markets (2)	11,424	13,080	Below Investment Grade	3,995	4,246
17	Western & Southern Mutual Holdings	7,769	9,488	AA	All Other	16,558	15,883	NA	1,665	1,665
18	Province of New Brunswick Canada	7,682	8,134	A+	Total	$219,870	$238,052	Total	$192,346	$207,011
19	Province of British Columbia Canada	7,489	7,956	AA+
20	Province of Newfoundland and Labrador	7,352	8,214	A
21	Apple Inc	7,139	7,708	AA+
22	Air Lease Corp	7,055	7,895	BBB
23	Tokyo Century Corp	6,968	7,984	BBB
24	Booking Holdings Inc	6,939	7,080	A-
25	GATX Corp	6,849	7,538	BBB
	Total	$240,333	$261,284

	% of total fixed income portfolio	7.8%	7.7%

(1) US$ denominated investments in issuers outside of the United States based on country of risk.

(2) Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

17 of 18

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2018	2019	2020	2021	2022	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022

Recruits	290,886	282,207	400,345	349,374	359,735	94,633	89,285	91,884	73,572	84,707	70,215	127,788	77,025

Life-insurance licensed sales force, beginning of period	126,121	130,736	130,522	134,907	129,515	134,907	132,030	132,041	130,023	129,515	130,206	132,149	134,313
New life-licensed representatives	48,041	44,739	48,106	39,622	45,147	10,833	10,112	9,381	9,296	9,983	11,529	12,518	11,117
Non-renewal and terminated representatives	(43,426)	(44,953)	(43,721)	(45,014)	(39,454)	(13,710)	(10,101)	(11,399)	(9,804)	(9,292)	(9,586)	(10,354)	(10,222)
Life-insurance licensed sales force, end of period	130,736	130,522	134,907	129,515	135,208	132,030	132,041	130,023	129,515	130,206	132,149	134,313	135,208

Issued term life policies	301,589	287,809	352,868	323,855	291,918	82,667	90,071	75,914	75,203	71,324	76,946	71,104	72,544

Issued term life face amount	$95,209	$93,994	$109,436	$108,521	$103,822	$26,643	$29,981	$26,219	$25,678	$24,773	$27,651	$26,049	$25,349

Term life face amount in force, beginning of period	$763,831	$781,041	$808,262	$858,818	$903,404	$858,818	$869,643	$886,519	$894,018	$903,404	$909,632	$914,438	$912,785
Issued term life face amount	95,209	93,994	109,436	108,521	103,822	26,643	29,981	26,219	25,678	24,773	27,651	26,049	25,349
Terminated term life face amount	(70,291)	(71,519)	(60,848)	(64,798)	(82,894)	(17,240)	(14,706)	(16,241)	(16,610)	(19,787)	(19,298)	(21,033)	(22,776)
Foreign currency impact, net	(7,708)	4,746	1,968	862	(7,524)	1,422	1,602	(2,480)	319	1,242	(3,547)	(6,669)	1,450
Term life face amount in force, end of period	$781,041	$808,262	$858,818	$903,404	$916,808	$869,643	$886,519	$894,018	$903,404	$909,632	$914,438	$912,785	$916,808

Estimated annualized issued term life premium
Premium from new policies	$250.8	$244.8	$303.6	$297.2	$271.9	$74.5	$82.6	$70.7	$69.4	$65.5	$72.3	$68.0	$66.0
Additions and increases in premium	55.2	60.2	68.9	77.0	76.7	18.0	20.3	19.5	19.1	18.4	20.6	19.5	18.2
Total estimated annualized issued term life premium	$306.0	$305.0	$372.5	$374.2	$348.5	$92.5	$103.0	$90.2	$88.5	$83.8	$92.9	$87.5	$84.2

Investment & Savings product sales	$7,040.1	$7,533.2	$7,842.5	$11,703.2	$10,009.0	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4	$2,689.6	$2,161.5	$2,092.5

Investment & Savings average client asset values	$61,842	$65,029	$69,709	$89,993	$87,193	$83,131	$89,378	$92,652	$94,809	$94,203	$87,994	$83,320	$83,256

Closed U.S. Mortgage Volume (brokered)	$—	$31.1	$442.5	$1,229.2	$567.2	$262.3	$298.6	$337.6	$330.8	$235.9	$152.7	$99.8	$78.9

18 of 18